UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
August 8, 2019
DiamondRock Hospitality Company
(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Bethesda Metro Center, Suite 1400
Bethesda, MD 20814
(Address of Principal Executive Offices) (Zip Code)

(Registrant’s telephone number, including area code): (240) 744-1150
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DRH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2019, DiamondRock Hospitality Company (the “Company”) announced the appointment of Jeffrey J. Donnelly, age 48, as the Company’s Executive Vice President and Chief Financial Officer, effective August 19, 2019.

Prior to joining the Company, Mr. Donnelly was the Managing Director of Equity Research at Wells Fargo Securities. In his two-decade career there he co-founded Wells Fargo’s Real Estate Research Platform. Prior to Wells Fargo, Mr. Donnelly was Assistant Vice President at AEW Capital Management. In that role he had responsibility for a real estate portfolio of more than 40 properties. Specifically, he oversaw capital allocation, budgeting, capital markets and accounting for the diversified portfolio. Additionally, he led the disposition efforts on more than $1 billion in assets as well as a $1.6 billion property-for-stock transaction.

It is expected that Mr. Donnelly will enter into a severance agreement with the Company on terms consistent with those in the severance agreements between the Company and its other executive vice presidents.

ITEM 7.01 Regulation FD Disclosure

On August 8, 2019, the Company announced that Mr. Donnelly was appointed Executive Vice President and Chief Financial Officer. A copy of that press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01 of this Current Report, including Exhibit 99.1 incorporated herein and attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are included with this report:

Exhibit No.	Description

99.1	Press Release dated August 8, 2019
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Date: August 8, 2019	By:	/s/ Briony R. Quinn
Briony R. Quinn
Senior Vice President and Treasurer